                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - JULY 16, 2003
                                                            -------------
                         NORTH FORK BANCORPORATION, INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                            1-10458                     36-3154608
           --------                            -------                     ----------
   (State or other jurisdiction              (Commission                   (IRS Employer
      of incorporation)                      File Number)               Identification No.)

       275 BROADHOLLOW ROAD
        MELVILLE, NEW YORK                                                     11747
         --------------                                                        -----
(Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code:  (631) 844-1004
                                                     --------------

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ITEM  9.  REGULATION FD DISCLOSURE

       The information contained in this report is being filed pursuant to Item 12, but it is being filed under Item 9 as directed by the U.S. Securities and Exchange Commission in release number 34-47583.

       North Fork Bancorporation, Inc. issued a press release reporting net income for the second quarter ended June 30, 2003 of $96.1 million or diluted earnings per share of $.62. The Company's returns on average stockholders' equity and assets in the current quarter were 26.4% and 1.8%, respectively. The full text of the earnings release is included herein as Exhibit 99.1.

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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     July 16, 2003











NORTH FORK BANCORPORATION, INC.


By: /s/ Daniel M. Healy
    -------------------------------
    Daniel M. Healy
    Executive Vice President
    Chief Financial Officer